UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) March 21, 2007
TRW Automotive Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-31970	81-0597059

(Commission File Number)	(IRS Employer Identification No.)

12001 Tech Center Drive, Livonia, Michigan	48150

(Address of Principal Executive Offices)	(Zip Code)
(734) 855-2600

(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 3.03 MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS

ITEM 8.01 OTHER EVENTS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

SIGNATURE
Indenture
Indenture
Indenture
Third Supplemental Indenture
Third Supplemental Indenture
Second Supplemental Indenture
Second Supplemental Indenture
Press Release
Press Release
Press Release

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On March 26, 2007, TRW Automotive Inc. (“TAI”), a subsidiary of TRW Automotive Holdings Corp., issued $500,000,000 in principal amount of 7% senior notes due 2014 (the “2014 Notes”), €275,000,000 in principal amount of 6-3/8% senior notes due 2014 (the “Euro Notes”) and $600,000,000 in principal amount of 7-1/4% senior notes due 2017 (the “2017 Notes”) in a private offering pursuant to Rule 144A and Regulation S under the Securities Act of 1933. The Notes are guaranteed on a senior unsecured basis by substantially all TAI’s direct and indirect wholly-owned domestic subsidiaries (other than receivables subsidiaries and captive insurance subsidiaries) and by TRWAutomotive Finance (Luxembourg), SARL, its Luxembourg subsidiary (collectively, the “Guarantors”). Under certain circumstances, TAI’s parent companies must also provide senior guarantees.
Each of the 2014 Notes, the Euro Notes and the 2017 Notes (collectively, the “Notes”) were issued under a separate indenture (collectively, the “Indentures”) each dated March 26, 2007 among TAI, the Guarantors and The Bank of New York, as trustee, and, in the case of the Euro Notes, BNY Funds Services (Ireland) Limited, as Irish Paying Agent and Transfer Agent. The Notes are unsecured.
Interest is payable on the Notes on March 15 and September 15 of each year, beginning on September 15, 2007. The 2014 Notes will mature on March 15, 2014. The Euro Notes will mature on March 15, 2014. The 2017 Notes will mature on March 15, 2017. TAI may redeem some or all of each series of Notes at a redemption price equal to 100% of their principal amount plus the applicable “make-whole” premium, plus accrued and unpaid interest to the redemption date. In addition, prior to March 15, 2010, TAI may redeem up to 35% of the original principal amount of each series of Notes with the proceeds of certain equity offerings if at least 65% of the original principal amount of such series remains outstanding immediately after such redemption.
The Indentures governing the Notes contain covenants that impose significant restrictions on TAI and its subsidiaries and include limitations on TAI’s ability and the ability of its subsidiaries to make restricted payments, incur liens, enter into sale and leaseback transactions and engage in mergers or consolidations. These covenants are subject to a number of important qualifications and limitations. The Indentures contain customary events of default.
A copy of each of the Indentures is attached hereto as Exhibits 4.1, 4.2 and 4.3.
The above description of the Indentures does not purport to be a complete statement of the parties’ rights and obligations under each such agreement and is qualified in its entirety by reference to the Indentures, which are attached to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 3.03 MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS
Restricted Payment Covenant in the Notes
Each of the Indentures governing the Notes described in Item 1.01 hereof limits the ability of TAI and its subsidiaries to declare or pay any dividend or make any distribution on account of TAI’s or any of its subsidiaries’ equity interests or purchase or otherwise acquire or retire for value any equity interests of TRW Automotive Holdings Corp. or TRW Automotive Intermediate Holdings Corp. (any such action referred to as a “Restricted Payment”). Subject to certain exceptions, neither TAI nor any of its subsidiaries shall make a Restricted Payment if at the time of such payment and after giving effect thereto the ratio of (x) indebtedness of TAI and its subsidiaries at such time to (y) EBITDA (as defined in the Indentures) of TAI and its subsidiaries for the most recently ended four fiscal quarters for which financial statements are available immediately preceding such time is more than 3.75 to 1.00, determined on a pro forma basis, unless TAI makes an offer to all holders of Notes to repurchase all or part of such holder’s Notes at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of repurchase.
Modification to Existing Notes
Pursuant to previously announced tender offers and consent solicitations for TAI’s outstanding $825 million 9-3/8% Senior Notes due 2013, €130 million 10-1/8% Senior Notes due 2013, $195 million 11% Senior Subordinated Notes due 2013 and its €81 million 11-3/4% Senior Subordinated Notes due 2013 (collectively, the “Existing Notes”), TAI received the consent of more than a majority of the holders of each of the series of Existing Notes to eliminate substantially all of the covenants and certain events of default and to modify the provisions relating to defeasance of the notes in the indentures governing the Existing Notes. On March 26, 2007, TAI entered into supplemental indentures (the “Supplemental Indentures”) to the indentures among TAI, the guarantors party thereto and The Bank of New York, as trustee, each dated February 18, 2003, as amended, pertaining to the Existing Notes (the “Existing Indentures”). The Supplemental Indentures amend the Existing Indentures to eliminate substantially all of the covenants and certain events of default and to modify the provisions relating to defeasance of the notes in the Existing Indentures.
The above description of the Supplemental Indentures does not purport to be a complete statement of the parties’ rights and obligations under such agreements and is qualified in its entirety by reference to the Supplemental Indentures, which are attached to this Current Report on Form 8-K as Exhibits 4.4, 4.5, 4.6 and 4.7 and incorporated herein by reference.
ITEM 8.01 OTHER EVENTS
     On March 21, 2007, TRW Automotive Holdings Corp., through its subsidiary TAI, issued a press release announcing the pricing of its previously announced tender offers for the Existing Notes. The press release is attached hereto as Exhibit 99.1. On March 26, 2007, TRW Automotive Holdings Corp., through its subsidiary TAI, issued a press release announcing that it had received the requisite consents to eliminate substantially all of the covenants and certain events of default and to modify the provisions relating to defeasance of the notes in the Existing Indentures as further described in Item 3.03 above. The press release is attached hereto as Exhibit 99.2. On March 26, 2007, TRW Automotive Holdings Corp., through its subsidiary TAI, also issued a press release announcing the closing of its offering of the Notes. The press release is attached hereto as Exhibit 99.3.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

Exhibit No.	Description

4.1	Indenture dated as of March 26, 2007 among TRW Automotive Inc., the guarantors party thereto and The Bank of New York, as trustee, pertaining to the 7% Senior Notes due 2014

4.2	Indenture dated as of March 26, 2007 among TRW Automotive Inc., the guarantors party thereto, BNY Funds Services (Ireland) Limited, as Irish Paying Agent and Transfer Agent, and The Bank of New York, as trustee, pertaining to the 6-3/8% Senior Notes due 2014

4.3	Indenture dated as of March 26, 2007 among TRW Automotive Inc., the guarantors party thereto and The Bank of New York, as trustee, pertaining to the 7-1/4% Senior Notes due 2017

4.4	Third Supplemental Indenture dated as of March 26, 2007, among TRW Automotive Inc., its direct and indirect subsidiaries listed on the signature pages thereof and The Bank of New York, as trustee, pertaining to 10 1/8% Senior Notes due 2103

4.5	Third Supplemental Indenture dated as of March 26, 2007, among TRW Automotive Inc., its direct and indirect subsidiaries listed on the signature pages thereof and The Bank of New York, as trustee, pertaining to 11 3/4% Senior Subordinated Notes due 2013

4.6	Second Supplemental Indenture dated as of March 26, 2007, among TRW Automotive Inc., its direct and indirect subsidiaries listed on the signature pages thereof and The Bank of New York, as trustee, pertaining to 11% Senior Subordinated Notes due 2013

4.7	Second Supplemental Indenture dated as of March 26, 2007, among TRW Automotive Inc., its direct and indirect subsidiaries listed on the signature pages thereof and The Bank of New York, as trustee, pertaining to 9-3/8% Senior Notes due 2013

99.1	Press release of TRW Automotive Holdings Corp. dated March 21, 2007

99.2	Press release of TRW Automotive Holdings Corp. dated March 26, 2007

99.3	Press release of TRW Automotive Holdings Corp. dated March 26, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRW AUTOMOTIVE HOLDINGS CORP.
Dated: March 26, 2007	By:	/s/ Joseph S. Cantie
Joseph S. Cantie
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

4.1	Indenture dated as of March 26, 2007 among TRW Automotive Inc., the guarantors party thereto and The Bank of New York, as trustee, pertaining to the 7% Senior Notes due 2014

4.2	Indenture dated as of March 26, 2007 among TRW Automotive Inc., the guarantors party thereto, BNY Funds Services (Ireland) Limited, as Irish Paying Agent and Transfer Agent, and The Bank of New York, as trustee, pertaining to the 6-3/8% Senior Notes due 2014

4.3	Indenture dated as of March 26, 2007 among TRW Automotive Inc., the guarantors party thereto and The Bank of New York, as trustee, pertaining to the 7-1/4% Senior Notes due 2017

4.4	Third Supplemental Indenture dated as of March 26, 2007, among TRW Automotive Inc., its direct and indirect subsidiaries listed on the signature pages thereof and The Bank of New York, as trustee, pertaining to 10 1/8% Senior Notes due 2103

4.5	Third Supplemental Indenture dated as of March 26, 2007, among TRW Automotive Inc., its direct and indirect subsidiaries listed on the signature pages thereof and The Bank of New York, as trustee, pertaining to 11 3/4% Senior Subordinated Notes due 2013

4.6	Second Supplemental Indenture dated as of March 26, 2007, among TRW Automotive Inc., its direct and indirect subsidiaries listed on the signature pages thereof and The Bank of New York, as trustee, pertaining to 11% Senior Subordinated Notes due 2013

4.7	Second Supplemental Indenture dated as of March 26, 2007, among TRW Automotive Inc., its direct and indirect subsidiaries listed on the signature pages thereof and The Bank of New York, as trustee, pertaining to 9-3/8% Senior Notes due 2013

99.1	Press release of TRW Automotive Holdings Corp. dated March 21, 2007

99.2	Press release of TRW Automotive Holdings Corp. dated March 26, 2007

99.3	Press release of TRW Automotive Holdings Corp. dated March 26, 2007